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                                                                Exhibit 10.2


                                    LEASE GUARANTY

    THIS GUARANTY entered into effective January 31, 1997, by PSW Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Guarantor") in favor of Pencom Systems Incorporated, a Delaware corporation (hereinafter referred to as the "Sublessor"):

    1.   RECITALS.

    1.1 Landmark Associates of Austin II, a Texas limited partnership ("Landlord"), as landlord, and Sublessor, as tenant therein, entered into a lease dated March 28, 1990 (the "Lease") for office space in the building located at 9050 Capitol of Texas Highway North, Austin, Texas 78759 (the "Building"). The Lease was amended by First Amendment of Lease Contract ("First Amendment") dated June 11, 1990, by Second Amendment of Lease Contract ("Second Amendment") dated December 5, 1990, and by a Third Amendment of Lease Contract ("Third Amendment") dated July 17, 1991; by a Fourth Amendment of Lease Contract ("Fourth Amendment") dated February 20, 1992; by a Fifth Amendment of Lease Contract ("Fifth Amendment") dated January 27, 1993; by a Sixth Amendment of Lease Contract ("Sixth Amendment") dated February 7, 1995; by a Seventh Amendment of Lease Contract ("Seventh Amendment") dated December 14, 1995; and by an Eighth Amendment of Lease Contract ("Eighth Amendment") dated February 4, 1997; As used herein, the term "Master Lease" is defined to include the Lease and the First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Amendments.

    1.2 Guarantor occupies and has previously agreed to assume responsibility for 21,371 rentable square feet (the "Sublease Premises") out of the total area covered by the Master Lease, which Sublease Premises are more particularly described on the floor plan attached to the Sublease as Exhibit "A". Guarantor has now relocated its offices from the Sublease Premises to a new location but has made arrangements to have the Sublease Premises subleased from Sublessor by Tivoli Systems Subsidiary, Inc. (hereinafter referred to as "Sublessee").

    1.3 Sublessor has agreed to sublease the Sublease Premises to Sublessee, and Sublessee desires to sublease the Sublease Premises from Sublessor, all in accordance with the provisions of this Sublease.

    1.4 Sublessor is not willing to sublease the Sublease Premises to Sublessee unless the Guarantor unconditionally guarantees payment of all rent and unconditionally guarantees the performance of all other obligations of Sublessee contained in the Sublease.

    NOW THEREFORE, as a necessary inducement to Sublessor to lease the Sublease Premise to Sublessee and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Guarantor hereby agrees, represents and warrants as follows:

1. Guaranty Obligation. The Guarantor hereby irrevocably and unconditionally guarantees to the Sublessor and its successors and assigns, the due and punctual payment of financial obligations and performance of all other obligations of the Sublessee imposed in the Sublease now or hereafter arising hereunder.

2. The Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" shall mean:

    (a) All rent, reasonable attorney's fees, deposits, liabilities for costs and expenses and other obligations and liabilities of the Sublessee to the Sublessor at any time arising, whether by termination of the Sublease, lapse of time or otherwise, under the Sublease; and,

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    (b)  Any and all other liabilities, obligations and duties of every kind or character, that are now or at any time or times hereafter may be or become owing from the Sublessee to the Sublessor, howsoever evidenced, whether due or to become due, whether by lapse of time or otherwise, termination of the Sublease or otherwise, together with any and all renewals, amendments, and extensions of any thereof; and,

    (c) All costs, expenses and fees, including without limitation, court costs and attorney's fees, arising in connection with the collection of any and all amounts, obligations and liabilities of the Sublessee to the Sublessor whether collection or performance is sought by suit, through bankruptcy proceedings or through any other judicial proceeding or by any other formal or informal procedures, as well as any other costs incurred by the Sublessor in enforcing or protecting any of the Sublessor's rights, remedies or recourses hereunder.

3. No Limitation. It is understood that the enumeration of specific types of obligations herein is made for purposes of illustration only and shall not be constructed as a limitation upon the obligations included in the definition of Guaranteed Obligations and which are guaranteed hereby.

4.  Nature Of Guaranty.  It is specifically agreed that:

    (a) This Guaranty is a continuing, unconditional irrevocable guaranty of payment and not a guaranty of collection;

    (b) This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and shall be binding upon the Guarantor and the respective legal representatives, executors, administrators and successors of the Guarantor; and

    (c) If the Guarantor becomes liable for any Guaranteed Obligations owing by the Sublessee to the Sublessor, by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed.

5. Exoneration Of Sublessor. Guarantor specifically agrees that Guarantor shall not have any recourse or action against Sublessor by reason of any action the Sublessor may take or omit to take with respect to the Guaranteed Obligations, or this Guaranty, including but not limited to the collection of any sums mentioned therein, or in connection with any security or other guaranty now or hereafter existing therefor.

6. Waiver Of Notices And Acceptance. The Guarantor specifically waives notice of (i) acceptance of this guaranty by the Sublessor, (ii) any extension, modification or renewal of the Sublease of the Guaranteed Obligations, (iii) any indulgences allowed by Sublessor with respect to the Sublease or the Guaranteed Obligations, this Guaranty or any part or parts thereof or any nonpayment, non performance, breach or default thereon, (iv) eviction; (v) any other grace, demand, protest, presentment, and notice of demand, (vi) the amount or nature of the Guaranteed Obligations outstanding at any time, and (vii) generally all other notices of every kind in connection with the provisions of this Guaranty and any other documents or agreements evidencing or relating to the Guaranteed Obligations.

7. Payments. All payments made upon or performance of the Guaranteed Obligations at any time shall be deemed to have been paid or performed by the Sublessee unless express written notice is given to the Sublessor at the time of payment or performance by the Guarantor that such payment is paid by said Guarantor.

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8.  Payment By Guarantor.  In each event whenever any of the Guaranteed
Obligations shall become due and remain unpaid or any other Guaranteed Obligations become performable and remain unperformed, the Guarantor shall, upon demand, pay the amount due thereon to the Sublessor or perform such unperformed Guaranteed Obligations, without notice having been given to Guarantor previous to such demand of the acceptance by the Sublessor of this Guaranty or of the creating or incurring of such obligation, and without presentment, protest, notice of protest, notice of non-payment, or any other notice whatsoever.

9. Place Of Payment. All amounts becoming payable by Guarantor to the Sublessor under this Guaranty shall be payable at the Sublessor's principal place of business in the City of Austin, Travis County, Texas.

10. Application Of Security, Proceeds. Guarantor expressly waives any right to the benefit of or to require or control application of any security or property or the proceeds of any security or property now existing or hereafter obtained by the Sublessor as security for the Guaranteed Obligations, or any part thereof, and agrees that the sublessor shall have no duty insofar as the Guarantor is concerned to apply upon any of the Guaranteed Obligations any monies, payments or other property at any time received by or paid to or in the possession of the sublessor, expect as the Sublessor shall determine in its sole discretion.

11. Effect of Bankruptcy. This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time any payment to the Sublessor of all or part of the Guaranteed Obligations are rescinded or must otherwise be restored or refunded by the Sublessor pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving the Sublessee. In the event that the Sublessor must rescind or restore any payment received by the Sublessor in satisfaction of any of the Guaranteed Obligations as set forth herein, any prior release or discharge under the terms of this Guaranty given to any Guarantor by the sublessor shall be without effect, an this Guaranty shall remain in full force and effect.

12. No Duty to Pursue Others.  The Guarantor agrees:

    (a) that it shall not be necessary or required that the Sublessor (and the Guarantor hereby waives any rights which it may have to so require Sublessor), in order to enforce any obligations under this Guaranty, must first (i) make demand for payment upon the Sublessee or any other person liable on the Guaranteed Obligations or present same for payment thereto or make protest or give notice thereto of the nonperformance or non-payment thereof; (ii) proceed to obtain or assert a claim for personal judgment or otherwise institute suit or exhaust its remedies against Sublessee, others liable on the Guaranteed Obligations or any other person, (iii) assert or institute claim or suit against the assets or estate of the Sublessee, or others liable on the Guaranteed Obligations, (iv) enforce its rights against any security which shall ever have been given to secure the Guaranteed Obligations, (v) join Sublessee or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, or (vi) resort to any other means to obtaining payment of the Guaranteed Obligations; and,

    (b) that Sublessor shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed
    Obligations.

13. Discharge of Obligations. Guarantor agrees that the fact that at any time or from time to time the Guaranteed Obligations may be increased, reduced or fully discharged shall not release, discharge or reduce the obligations of the Guarantor with respect to any obligations thereafter incurred in connection with the Guaranteed Obligations. It is the intention of the Sublessor and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance, unless

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otherwise expressly agreed in writing by Sublessor or as might otherwise be provided in this Guaranty.

14. Rights of Sublessor. The Guarantor agrees that the rights of the Sublessor and any of the obligations and liabilities of the Guarantor created hereunder shall not in any manner whatsoever be reduced, discharged, diminished, impaired or affected by any or more of the events, circumstances or occurrences described in paragraphs a through e inclusive.

    (a) Extensions, Modifications and Adjustments. Any renewal, extension, modification, alteration or any indulgence, delay, adjustment, forbearance or compromise that might be granted or given by Sublessor to the Sublessee or the Guarantor with respect to the Guaranteed Obligations (including but not limited to any maturity(ies) thereof) or any part or parts hereof, or any other agreement, contract or instrument between Sublessee and Sublessor or any other person or party, pertaining to the Guaranteed Obligations; or,

    (b) Release of Obligors. Any full or partial release of the Sublessee or any other person or entity now or hereafter liable, whether primarily or secondarily, jointly and/or severally, to pay, perform or guarantee payment of the Guaranteed Obligations or any part thereof, it being acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without the support or assistance of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a belief, understanding or agreement that other parties will at all times be liable to perform the Guaranteed Obligations, or that Sublessor will look to other parties to perform the Guaranteed Obligations; or

    (c) Other Security. The taking or accepting of any other security, collateral or guaranty or other assurance of payment, for all or any part of the Guaranteed Obligations; or

    (d) Invalidity of the Guaranteed Obligations. The invalidity, illegality or unenforceabilty of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection therewith, for any reason whatsoever, including without limitation, the fact(s) that,

         (i) the act of creating or guaranteeing the Guaranteed Obligations or any part thereof, is ultra vires,

         (ii) the officers, agents, attorneys-in-fact or other representatives creating or guaranteeing the Guaranteed Obligations or any part thereof, acted without any or in excess of their authority,

         (iii) the Sublease or any document, instrument or agreement pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic,

         (iv) any other facts which for any other reason would render the Guaranteed Obligations unenforceable or uncollectible against the Sublessee; or

    (e) Condition of Sublessee or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Sublessee or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Sublessee or Guarantor; or any sale, lease or transfer of any or all of the assets of Sublessee or Guarantor; or any reorganization or


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    reincorporation of Sublessee or Guarantor (even though rendering the
    Guaranteed Obligations or any part or parts thereof void or uncollectible as against the Sublessee).

15. Guarantor's Rights of Contribution and Subrogation. It is expressly agreed and acknowledged that Guarantor has not and does not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which it may have after payment in full of the Guaranteed Obligations against others who are liable for or have also guaranteed the Guaranteed Obligations or any part thereof, or as against any collateral or property or security held by any person or party in order to secure the Guaranteed Obligations or any part thereof; provided, however, that Guarantor's rights of subrogation and reimbursement are and shall be subordinate to the rights and claims of the Sublessor and all of the Guaranteed Obligations shall be paid in full before Guarantor shall receive payment or performance of any sums due Guarantor under the provisions hereof.

16. Guarantor's Representations, Warranties and Covenants. To induce Sublessor to enter into the Sublease with the Sublessee, the Guarantor represents, warrants and agrees that:

    (a) Benefit. Guarantor has received, or will receive, direct or indirect benefit from the Sublessor entering into the Sublease with Sublessee and the making of this Guaranty. Specifically, but not by way of limitation, Guarantor represents that Sublessee has previously been a division of Guarantor, that Guarantor and Sublessee continue to share key employees, that Guarantor and Sublessee have similar business interests and business relationships, and that Sublessee's ability to enter into the Sublease affords Sublessee the opportunity for continued growth and success which will provide substantial economic and practical benefits to Guarantor.

    (b) No Representation by Creditor. Neither Sublessor nor any other party has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty.

    (c) Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligations evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets in the State of Texas sufficient to satisfy and repay its obligations and liabilities.

17. Transfer or Assignment by Sublessor. This Guaranty is intended for and shall inure to the benefit of the Sublessor, its successors or assigns, and each and every other person who shall from time to time be or become the owner of the property that is the subject of the Sublease.

18. Transfer or Assignment by Guarantor. It is hereby agreed that Guarantor may not, without the express prior written consent of Sublessor acknowledged by an officer thereof, transfer or assign any of its rights, powers, duties or obligations thereunder.

19. Waiver. No failure to exercise, and no delay in exercising, on the part of Sublessor, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any other right. The rights of Sublessor hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

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20. Release of Guaranty.  This Guaranty will be canceled, shall become null and void, and returned to Guarantor when Sublessee completely satisfies its financial obligations and completes the performance of all other obligations of the Sublessee imposed under the Sublease.

21. Notices.  It is agreed that:

    (a) Any notice or demand to the Guarantor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the third day after the deposit thereof, in writing, in the United States mail, duly stamped and addressed to the Guarantor at the address of the Guarantor as shown below (whether actually received or not), but actual notice, however given or received, shall always be effective. The last preceding sentence shall not be construed in anyway to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

         Guarantor:     PSW Technologies, Inc.
                        Attention: Frank King
                        6300 Bridgepoint Pkwy.
                        Building 3, Suite 200
                        Austin, Texas 78730

         Sublessor:     Pencom Systems, Incorporated
                        Attention: Jonathan Wallace
                        40 Fulton Street, 28th Floor
                        New York, New York 10038

    (b) Any notice which Guarantor may or shall give to the Sublessor shall be personally delivered or mailed by prepaid certified or registered mail, return receipt requested, delivery restricted to addressee only at the address of the Sublessor or shown above.

    (c) In the event that Sublessor or Guarantor changes its mailing address, notice shall be given to the other party in the manner described in (a) and (b) of this paragraph 21.

22. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall, to the extent permitted by law, remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision.

23. Governing Law, Jurisdiction. The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Guaranty. For purposes of this Guaranty and the resolution of disputes hereunder, Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of the state and federal courts located in Travis County, Texas.

24. Numerical and Personal References. As used herein and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders, and unless the context otherwise requires the word "person" of "party" shall include "person, corporation, firm, partnership, joint venture or association."

25. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

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26. Rights and Remedies.  The exercise by Sublessor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

                                  PSW TECHNOLOGIES, INC.


                                  By:  /s/ W. Frank King, President
                                     -------------------------------
                                       Frank King, President

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